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                                                                  Exhibit 10.4.3

                     AMENDMENT NO. 3 TO THE MERCK-REGENERON
                                    AGREEMENT

WHEREAS, Merck & Co., Inc. and Regeneron Pharmaceuticals, Inc. entered into a Manufacturing Agreement for the INTERMEDIATE, as defined therein, effective as of September 18, 1995 (the "MANUFACTURING AGREEMENT"); and

WHEREAS, the parties amended the MANUFACTURING AGREEMENT by Letter Agreements dated September 18, 1995 and October 24, 1996; and

WHEREAS, the parties wish to further amend the MANUFACTURING AGREEMENT.

NOW, THEREFORE, the parties to the MANUFACTURING AGREEMENT do hereby agree as follows in this Amendment No. 3, entered into as of the 9th of December, 1999:

1.    Section 1.7 of the MANUFACTURING AGREEMENT shall be amended by replacing
      Section 1.7 in its entirety with the following text which shall be incorporated into the MANUFACTURING AGREEMENT:

      "1.7 The term "CONSISTENCY AND VALIDATION PERIOD" shall mean that period of time commencing with the date of initial MANUFACTURE OF INTERMEDIATE in the FACILITY and terminating with the commencement of the first CONTRACT YEAR on November 1, 1999."

2.    Section 1.8 of the MANUFACTURING AGREEMENT shall be amended by replacing
      Section 1.8 in its entirety with the following text which shall be incorporated into the MANUFACTURING AGREEMENT:

      "1.8 The term "CONTRACT YEAR" shall mean the period of twelve (12) consecutive calendar months commencing on the 1st day of November, 1999 and ending on the 31st day of October, 2000 and each five (5) consecutive twelve (12) month periods from November 1 through October 31 thereafter such that the second CONTRACT YEAR shall be the period from November 1, 2000 through October 31,

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            2001, the third CONTRACT YEAR shall be the period from November 1,
            2001 through October 31, 2002, the fourth CONTRACT YEAR shall be the period from November 1, 2002 through October 31, 2003, the fifth CONTRACT YEAR shall be the period from November 1, 2003 through October 31, 2004 and the sixth CONTRACT YEAR shall be the period from November 1, 2004 through October 31, 2005.

3. Section 13.2 (ii) shall be amended by replacing Section 13.2(ii) in its entirety with the following text which shall be incorporated into the MANUFACTURING AGREEMENT:

      "13.2(ii) A fee for each BATCH (the "BATCH FEE") of INTERMEDIATE RELEASED hereunder, as follows:

Number of            CONTRACT         CONTRACT      CONTRACT
BATCHES               YEAR 1         YEARS 2-4      YEARS 5-6
-------             ----------       ---------      ---------
BATCHES [****]      [********]       [*******]      [********]
BATCHES [****]      [********]       [*******]      [********]
BATHCES [****]      [********]       [*******]      [********]
BATCH [**] and Over [********]       [*******]      [********]

      No fee shall be due under this Section 13.2(ii) regarding any BATCH which is not RELEASED."

4.    Section 13.2 shall be amended by adding the following text as Subsection
      (iii) which shall be incorporated into the MANUFACTURING AGREEMENT:

      "13.2(iii) No BATCH FEES or any other compensation will be paid by MERCK to REGENERON for any BATCH listed in Schedule X. However, if following November 1, 1999 MERCK requests REGENERON to perform any rework of any BATCH listed in Schedule X, the parties will agree in writing on the compensation to be paid to REGENERON for the rework before it is performed."

      A copy of Schedule X is attached hereto and incorporated into the MANUFACTURING AGREEMENT.

5. Section 3 of Schedule H shall be amended by replacing Section 3 in its entirety with the following text which shall be incorporated into the MANUFACTURING AGREEMENT:

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      "3.   SHORTFALL FEE

            If at the end of any CONTRACT YEAR, there are any SHORTFALL BATCHES, MERCK shall pay to REGENERON an amount ("the SHORTFALL FEE") equal To the number of SHORTFALL BATCHES in the CONTRACT YEAR multiplied by the sum of the STANDARD LABOR COST plus the BATCH FEE for that CONTRACT YEAR plus any costs, the amount of which the parties will agree to in writing on a case-by-case basis, for electricity, waste hauling, supplies and water for injection which are directly related to the fact that there are SHORTFALL BATCHES."

6. REGENERON has submitted invoices to MERCK dated December 29, 1998 ([***]) with a balance in the amount of $[***] and dated August 31, 1999 ([***]) in the amount of $[***] for activities in connection with [***] resolution. MERCK hereby agrees to pay those invoices on a non-precedent basis, making no admission that payment for activities covered by those invoices is required under the MANUFACTURING AGREEMENT. Payment of those invoices shall be made within five (5) business days of the execution date of this Amendment No. 3. MERCK's decision to make the payment is based solely on its desire to facilitate future relations between the parties. REGENRON hereby releases and forever waives any claim that it has or may have against MERCK for any and all work and activities covered by those invoices.

7. The parties have engaged in ongoing discussions concerning various issues raised by REGENERON. To resolve those discussions, MERCK hereby agrees to make the following payments to REGENERON: (a) MERCK will pay REGENERON the amount of $[***] within five (5) business days of the execution date of this Amendment No. 3 and (b) MERCK will pay REGENERON the amount of $[***] on May 1, 2000 and $[***] on each November 1 and May 1 of the second through sixth CONTRACT YEARS. However, the payment of $[***] shall only be made on such specified dates if the MANUFACTURING AGREEMENT remains in effect on the date in question, as MERCK's obligation to make any such payment ceases with the Termination of the MANUFACTURING AGREEMENT.

      MERCK's decision to make the payments described in this Paragraph 7 is based solely on its desire to facilitate future Relations between the parties and is not an admission that any

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      such payments are required under the MANUFACTURING AGREEMENT and does not establish any precedent to that effect. In consideration of the payments and compromises set forth herein and with the intent of facilitating future relations between the parties, the sufficiency of which both parties acknowledge, MERCK and REGENERON hereby release and forever waive any claim each has or may have against the other for increases or decreases in (a) FACILITY FEE, (b) BATCH FEES or (c) any other compensation required under the MANUFACTURING AGREEMENT, except as is expressly set forth within the specific terms of the MANUFACTURING AGREEMENT, as amended, or as may otherwise be agreed to in writing by the parties.

8. Sections 1.9, 1.18 and 1.22 of the MANUFACTURING AGREEMENT shall be amended by replacing the reference in each to "Schedule A" with "Schedule A-1". Schedule A-1 is attached hereto and shall be incorporated into the MANUFACTURING AGREEMENT. However, Schedule A shall remain part of the MANUFACTURING AGREEMENT for the comparative purposes described below. MERCK understands that Schedule A-1 reflects a different and lesser space configuration then does Schedule A. However, should the amount and type of space identified in Schedule A as [***] and [***] become necessary to MANUFACTURE INTERMEDIATE and store SUBSTANCE, MATERIAL, SUPPLIES and INTERMEDIATE, then REGENERON shall make such amount and type of space available for MERCK, as the change from Schedule A to Schedule A-1 does not in any way change or otherwise relieve REGENERON of its obligation to MERCK under Section 4.2 of the MANUFACTURING AGREEMENT.

9. Capitalized terms used in this Amendment No. 3 but not defined herein shall have the meanings as set forth in the MANUFACTURING AGREEMENT. Also, for clarity, paragraph 6 herein shall be subject to Sections 3, 24 and 25 of the MANUFACTURING AGREEMENT, paragraph 8 shall be subject to Section
      4.2 of the MANUFACTURING AGREEMENT and Paragraphs 7 and 8 herein shall be subject to Sections 3, 21, 22, 24, 25, 28, 29 and 32 of the MANUFACTURING AGREEMENT.

10. This Amendment No. 3 constitutes the entire agreement among the parties on the subject matter hereof and supersedes all other prior agreements and understandings, both written or oral among the parties with respect to the subject matter of this Amendment No. 3. No modifications, changes, alterations or additions to this Amendment No. 3 shall be effective unless in writing, properly

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      executed by authorized representatives of both parties and identified as an amendment to this Amendment No. 3.

11. This Amendment No. 3 may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the 9th of December 1999.

MERCK & CO., INC.                          REGENERON PHARMACEUTICALS, INC.

By:  /s/Bernard J. Kelley                  By:  /s/Murray A. Goldberg
     --------------------                       ---------------------

Title:  President, MMD                     Title:  Vice President

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                                  SCHEDULE A-1

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                                   SCHEDULE X

                                     [*****]

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